Accounts Receivable Factoring	12 Months Ended
Dec. 31, 2021
Receivables [Abstract]
Accounts Receivable Factoring
4.	Accounts Receivable Factoring
The Company entered into an accounts receivable factoring arrangement with a financial institution (the “Factor”) in May 2020. Pursuant to the terms of the arrangement, the Company, from time to time, sells to the Factor certain of its accounts receivable balances on a non-recourse
basis for credit approved accounts. During the year ended December 31, 2020, the Company factored accounts receivable in the amount of $58 for a factored amount of $54. During the year ended December 31, 2021, the Company factored accounts receivable in the amount of $68 for a factored amount of $61. The fees related to factoring was $7 and $5 for the years ended December 31, 2021 and 2020, respectively, and recorded in general and administrative expenses. At December 31, 2021 and 2020, the outstanding amount of unpaid advances to the Factor was $0 and $4, respectively.